STOCK PURCHASE AGREEMENT
                            ------------------------


STOCK PURCHASE AGREEMENT (this "Agreement"), made as of the date set forth below between VIZARIO, INC, a Nevada corporation (the "Company"), and CHINA IPTV INDUSTRY PARK HOLDINGS LIMITED, a BVI corporation (the "Buyer").


                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, subject to the terms and conditions herein, the Company has agreed to offer and sell to the Buyer in a private placement, 200,000,000 shares (the "Shares") of the Company's common stock, $.001 par value per share (the "Common Stock"), for an aggregate purchase price of Six Hundred Thousand Dollars ($600,000) (the "Purchase Price"); and

      WHEREAS, the Buyer desires to purchase the Shares from the Company, and the Company desires to sell the Shares to the Buyer, on the terms and conditions set forth below.

      NOW, THEREFORE, in consideration of the promises, mutual representations and warranties hereinafter set forth, the parties hereto intending to be legally bound hereby, do agree as follows:

      I. PURCHASE AND SALE OF SHARES

            1.1 Common Stock. Subject to the terms and conditions herein stated, the Company hereby agrees to sell, issue and deliver to the Buyer, and the Buyer agrees to purchase from the Company, the Shares at a price equal to $0.003 per share of Common Stock.

            1.2 Closing. The closing (the "Closing") of the transaction contemplated hereby is taking place simultaneously with the execution and delivery of this Agreement or such other place, date and time as may be mutually agreed upon by the parties hereto (the "Closing Date"). At the Closing, the parties shall make the following deliveries to each other:

            (a) The  Buyer  shall  pay the  Purchase  Price  to the  Company  in immediately available funds by wire transfer or certified check to an account designated by the Company or otherwise in accordance with its written instructions; and

            (b) The Company shall deliver to the Buyer a certificate registered in the name of the Buyer, representing the Shares, receipt of which is acknowledged by the Buyer.

      II. REPRESENTATIONS BY THE BUYER

      The Buyer represents and warrants to the Company as follows:

            2.1 Execution. The execution, delivery and performance of this Agreement by the Buyer has been duly approved by the Board of Directors or any body performing a similar function, of the Buyer, and all other actions required to authorize and effect the purchase of the Shares have been taken.

            2.2 Binding  Obligations.  This  Agreement  constitutes  a valid and binding  obligation  of the Buyer,  enforceable  in  accordance  with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights and general principles of equity.

            2.3 Non-Contravention. Neither the execution and delivery of this Agreement nor the purchase of Shares by the Buyer shall, result in a material violation of, or constitute a material default under its Certificate of Incorporation or By-Laws (or similar document), in the performance or observance of any material obligations, agreements, covenants or conditions contained in any debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Buyer is a party or by which its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any domestic government, governmental instrumentality or court.

            2.4 No Public Sale or Distribution. The Buyer is acquiring the Shares for its own account for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the "1933 Act); provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. The Buyer is acquiring the securities hereunder in the ordinary course of its business. The Buyer presently does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Shares.

            2.5  Accredited   Investor  Status.  The  Buyer  is  an  "accredited
investor" as that term is defined in Rule 501(a) of Regulation D.

            2.6 Reliance on Exemptions. The Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the
Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Shares.

            2.7 Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its officers. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained herein.


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            2.8 No Governmental  Review.  The Buyer  understands  that no United
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

            2.9 Transfer or Resale. The Buyer understands that the Shares have not been and are not being registered under the 1933 Act, or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (i) subsequently registered there under, (ii) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or
(iii) the Buyer shall have satisfied the requirements of Rule 144(k) promulgated under the 1933 Act, as amended (or a successor rule thereto). The Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Shares and such pledge of Shares shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and no Buyer effecting a pledge of Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other agreements entered into by the parties hereto in connection with the transaction contemplated by this agreement, including, without limitation, this Section 2.9; provided, that in order to make any sale, transfer or assignment of Shares, the Buyer and its pledge makes such disposition in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

            2.10 Legends. The Buyer consents to the placement of a legend on any certificate or other document evidencing the Shares, stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof. The Buyer is aware that the Company may make a stop order notation in its appropriate records with respect to the restrictions on the transferability of such Shares.

            2.11 Organization. The Buyer is validly existing and in good standing under the laws of the jurisdiction of its organization, and has the requisite power and authorization to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

            2.12 Placement Agent. No broker's, finder's or placement agent fees or commission will be payable to any Person retained by, or on behalf of, the Buyers with respect to the transactions contemplated herein.

            2.13 No Other Representations. Except as set forth herein, no representations (oral or written) have been made to the Buyer, or any representative, by the Company or by any of its officers, directors, agents or employees, nor anyone else on their behalf, concerning among others, the future profitability of the Company, the future performance of the Common Stock or the Buyer's investment in the Company.


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

      III. REPRESENTATIONS BY THE COMPANY

      The Company represents and warrants to the Buyer as follows:

            3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct its current business and the business which it proposes to conduct.

            3.2 Execution. The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer, sale and issuance of the Shares have been taken.

            3.3 Binding  Obligations.  This  Agreement  constitutes  a valid and binding  obligation of the Company,  enforceable  in accordance  with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights and general principles of equity.

            3.4 Capitalization. The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, $.001 par value (the "Preferred Stock"). As of October 31, 2005, 197,615,939 shares of the Company's Common Stock and no shares of the Company's Preferred Stock were issued and outstanding. In addition, at that date, there were 2,500,000 warrants and no options outstanding for the purchase of shares of Common Stock.

            3.5 Issuance of Shares. The Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued, free from all taxes, liens and charges with respect to the issue thereof. Assuming the accuracy of each of the representations and warranties of the Buyer contained in
Section 2, the issuance by the Company of the securities is exempt from registration under the 1933 Act.

            3.6 Non-Contravention. Neither the execution and delivery of this Agreement nor the issuance of the Shares by the Company shall, result in a material violation of, or constitute a material default under its Articles of Incorporation or By-Laws, in the performance or observance of any material obligations, agreements, covenants or conditions contained in any debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any domestic government, governmental instrumentality or court.

      IV. MISCELLANEOUS

            4.1 Survival. The representations and warranties made in Articles II and III herein shall survive the Closing for a period of one (1) year.

            4.2 Amendment. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged. This Agreement and the documents delivered in connection herewith sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.


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

            4.3 Binding.  This Agreement  shall be binding upon and inure to the
benefit  of  the  parties   hereto  and  to  their   respective   heirs,   legal
representatives, successors and assigns.

            4.4 Governing Law; Jurisdiction. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to any choice of law or conflicts of law provision.

            4.5 Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

            4.6 Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

            4.7 Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

            4.8 Notice. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by recognized overnight courier or registered or certified mail, return receipt requested, or delivered by hand against written receipt there for, addressed to the address set forth below (or to such other address as the party shall have furnished in accordance with the provisions of this Section):

                  If to the Company:

                  Vizario, Inc.
                  Flat C 13/F. On Luen Bldg. 9 Kimberley St. KLN Hong Kong .
                  Telephone: (8620) 8487-3201
                  Facsimile: (8620) 8480-1376
                  Attention: Kelly Yang, President

                  with a copy (which shall not constitute notice) to:
                  Kirkpatrick & Lockhart Nicholson Graham LLP
                  599 Lexington Avenue
                  New York, New York 10022
                  Telephone:  (212) 536-4066
                  Facsimile:  (212) 212.536.3901
                  Attn:  Robert S. Matlin, Esq.


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

                  If to the Buyer:

                  China IPTV Industry Park Holdings Limited
                  5/F., Yue Shing Commercial Building
                  15-16 Queen Victoria Street,  Hong Kong
                  Telephone: 852(pound)-2367 2018
                  Facsimile: 852(pound)-2367 2018
                  Attention: Peng Xiao Rong, Secretary


Notices shall be deemed to have been given on the date of mailing, except for notices of change of address, which shall be deemed to have been given when received.

            4.9 Counterparts. This Agreement may be executed in one or more counterparts, including by facsimile, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.



                   Remainder of Page Intentionally Left Blank


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

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth below.


Dated: May 1, 2006.

                                       CHINA IPTV INDUSTRY PARK HOLDINGS LIMITED



                                       By: /s/ Peng Xiao Rong
                                           -------------------------------
                                       Name:  Peng Xiao Rong
                                       Title: Secretary



                                       VIZARIO, INC.


                                      By: /s/ Kelly Yang
                                           -------------------------------
                                      Name:  Kelly Yang
                                      Title: President